    As filed with the Securities and Exchange Commission on December 13, 2002



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: December 13, 2002
                        (Date of earliest event reported)



                     SECURITY ASSOCIATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in the charter)

          DELAWARE                   000-20870                   87-0467198
(State or other Jurisdiction    (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)



                  2101 SOUTH ARLINGTON HEIGHTS ROAD, SUITE 150
                     ARLINGTON HEIGHTS, ILLINOIS 60005-4142
                    (Address of Principal Executive Offices)

                                 (847) 956-8650
               (Registrant's telephone number including area code)

                                       n/a
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

On December 13, 2002, Security Associates International, Inc. issued the following press release:

SECURITY ASSOCIATES INTERNATIONAL ASSIGNED NEW TRADING SYMBOL

Arlington Heights, IL December 13, 2002 - Security Associates International, Inc., one of the largest wholesale security alarm monitoring companies in the United States, announced today that the OTC Bulletin Board has assigned a new trading symbol for the company's common stock. The new symbol is SECA.

The company previously disclosed that the American Stock Exchange intends to file an application with the Securities and Exchange Commission to strike the company's stock from listing and registration on AMEX. In connection with this intention, the Exchange suspended trading in the company's stock effective with the open of the market on December 13, 2002.

SAI provides security alarm monitoring services to residences and businesses through the largest nationwide network of independent security alarm installing and servicing dealers in the country.

Certain statements contained herein that are not historical facts constitute "forward-looking statements" within the meaning of the Federal Securities Laws. In addition, when used herein the words "anticipates," "intends," "seeks," "believes," "estimates," "plans," "expects" and similar expressions as they relate to the Company or its management are intended to identify such forward-looking statements. Such statements are subject to a number of risks and uncertainties. The Company's actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, adverse economic conditions, changes in corporate strategy, availability of capital and intensifying competition. The Company undertakes no obligation to revise these forward-looking statements to reflect any future events or circumstances.

Investor Relations Contact:              Industry Contact:
Randall L. Talcott                       Stephen Rubin
Security Associates International, Inc.  Security Associates International, Inc.
Phone:  (888) 571-7900 ext. 1117         Phone:  (888) 571-7900 ext. 1113


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Security Associates International, Inc.
                                         (Registrant)

Date: December 13, 2002                  By:  /s/  RAYMOND A. GROSS
      -----------------                       ---------------------
                                              Raymond A. Gross
                                              Chief Executive Officer and
                                              President